Exhibit 10.9
MEIJI SEIKA KAISHA, LTD. INTERNATIONAL HEADQUARTERS, PHARMACEUTICALS

4-16, Kyobashi 2 chome, Chuo-ku, Tokyo, 104-8002 Japan	TELEPHONE: (03)3272-6511 FAX:(03)3281-4058 (03)3272-6551
January 11, 2008
Cornerstone Biopharma Inc.
2000 Regency Parkway
Suite 255
Cary, North Carolina 27518
U.S.A.
This refers to a letter agreement dated July 27, 2007 made between Meiji Seika Kaisha., Ltd. (“Meiji”) and Cornerstone Biopharma Inc. (“Cornerstone”) with respect to the License and Supply Agreement dated October 12, 2006 regarding Cefditoren Pivoxil as amended by the Amendment No. l dated July 27, 2007 (“Letter Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the said License and Supply Agreement and the Letter Agreement. In accordance with Paragraph 4 of the Letter Agreement, Meiji and Cornerstone had discussions at Meiji’s Headquarters on December 13, 2007 with respect to allocation of expenses for the development of Once-Daily Product and Pediatric Product. As a result of such discussions, both parties hereby confirm and agree that:
1. The development of Once-Daily Product: Cornerstone shall pursue and complete a [***]. The estimated amount of expenses for such development works as of December 13, 2007 is as described below:

- [***] (Excluding API cost)
- [***]	[***]
- Total	[***]
2. The development of Pediatric Product: Cornerstone shall pursue and complete a [***]. The estimated amount of expenses for such development works as of December 13, 2007 is [***] (Including API cost).
3. The amount of Meiji’s cost burden as to the above-mentioned development works: Subject to the condition that Cornerstone shall diligently continue the above development works for Once-Daily Product and Pediatric Product in accordance with the schedule set forth in Paragraphs 1 and 2 above, Meiji shall bear the following fixed expenses:
1) [***] (Half the estimated amount of expenses for the development works set forth in Paragraph 1 above)
2) [***] (Half the estimated amount of expenses for the development works set forth in Paragraph 2 above)
The total amount of Meiji’s cost burden for the development works set forth in Paragraphs 1 and 2 above is fixed to be [***] regardless of whether actual expenses have proven to be more than

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

MEIJI SEIKA KAISHA, LTD. INTERNATIONAL HEADQUARTERS, PHARMACEUTICALS

4-16, Kyobashi 2 chome, Chuo-ku, Tokyo, 104-8002 Japan	TELEPHONE: (03)3272-6511 FAX:(03)3281-4058 (03)3272-6551
or less than the above estimates, provided, however, that should actual expenses be reduced significantly due to any change in or discontinuation of any of those development works, Cornerstone shall return to Meiji that portion of [***] paid by Meiji which will fairly reflect such reduction of actual expenses.
The payment of [***] set forth herein shall be made by Meiji to Cornerstone by way of several installments to be mutually agreed between Meiji and Cornerstone and shall be completed no later than June 30, 2008.
Please confirm Cornerstone’s agreement to the foregoing by signing duplicate copies of this letter and returning one signed copy to us.

Yours faithfully,

Meiji Seika Kaisha, Ltd.

/s/ Ryuzo Asada

Name:	Ryuzo Asada
Titled	Vice President
International Headquarters Pharmaceuticals
ACCEPTED AND AGREED TO BY:
Cornerstone Biopharma Inc.
          /s/ Craig Collard
Name: Craig Collard
Title: President and CEO

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.